UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21940

EIP Investment Trust
(Exact name of registrant as specified in charter)

c/o Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
(Address of principal executive offices) (Zip code)

Bruno Dos Santos
c/o Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
(Name and address of agent for service)

203-349-8232
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  November 1, 2019, through October 31, 2020

Item 1. Reports to Stockholders.

EIP Growth and Income Fund
October 31, 2020 Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.eipfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-844-766-8694 or by sending an e-mail request to ir@eipinvestments.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call the Fund toll-free at 1-844-766-8694 or send an e-mail request to ir@eipinvestments.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

EIP Growth and Income Fund

This report is provided for the general information of the shareholders of the EIP Growth & Income Fund.  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

EIP Growth and Income Fund

To Our Shareholders:

I am pleased to submit this Annual Report for the EIP Growth and Income Fund (the “Fund”) for the year ended October 31, 2020. For the year ended October 31, 2020, the Fund’s total return as measured by the Class I shares was -15.24%. The performance data quoted represents past performance and is no indication of future performance. Investment return and principal value will fluctuate so that investor shares when redeemed may be worth more or less than their original costs; and the current performance may be lower or higher than the performance quoted. Please call 1-844-766-8694.

The Fund seeks to provide a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund seeks low volatility. The Fund pursues its objectives by investing mainly in a diversified portfolio of equity securities of issuers in the energy industry (“Energy Companies”) that seek to pay out all or most of their available free cash flow (operating cash flow less capital expenditures) (“High Payout Energy Companies”). The Fund may achieve a substantial portion of its exposure to Energy Companies by entering into swap agreements and futures with respect to securities of Energy Companies. The Fund may also invest in a portfolio of investment-grade corporate bonds and obligations of the U.S. government and its agencies. The types of companies the Fund invests in include: (1) energy-related master limited partnerships or limited liability companies that are treated as partnerships (“MLPs”), (2) entities that control MLPs, that own general partner interests in an MLP or interests issued by MLP affiliates (such as I-Shares or i-units), (3) U.S. and Canadian energy yield corporations (“Yieldcos”), (4) U.S. and Canadian natural gas and electric utilities, and (5) other energy-related corporations with dividend policies similar to those of High Payout Energy Companies in (1) and (2) above (such as energy infrastructure real estate investment trusts and foreign energy infrastructure corporations). The “Energy Industry” means enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources, including renewable and other enterprises that drive the majority of the earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities, such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment. The Fund concentrates its investments in the Energy Industry, and may invest without limit in Energy Companies of any market capitalization. While the Fund invests primarily in U.S. and Canadian Energy Companies, it may also invest in Energy Companies organized in other countries. The Fund may also use leverage. Leverage may be achieved by taking short positions as described in the prospectus or through the swaps and futures. The Fund typically uses leverage for any purpose consistent with its investment objective, including in an attempt to enhance returns.

Benchmarks:

We believe the following benchmarks provide appropriate comparisons of the Fund’s performance:

Total Return
11/1/19 –
10/31/20
EIP Growth and Income Fund – Class I	-15.24%
EIP Growth and Income Fund – Investor Class	-15.57%
S&P 500 Index	9.71%
Wells Fargo Midstream MLP
Total Return Index	-40.31%
Alerian MLP Total Return Index	-42.52%

S&P 500 Index. The S&P 500 Index is a capitalization weighted index of 500 stocks. This Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Wells Fargo Midstream MLP Total Return Index (WCHWMIDT). The WCHWMIDT consists of 53 energy MLPs as of October 31, 2020 and represents the midstream sub-sector of the Wells Fargo MLP Composite Index.

Alerian MLP Total Return Index (AMZX). The AMZX is a composite of the most prominent energy master limited partnerships calculated by Standard & Poor’s using a float adjusted market capitalization methodology on a total return basis.

For the year ended October 31, 2020, the Fund outperformed the MLP benchmarks. Outperformance of the Fund year-to-date was driven by overweight positions in utilities and pipeline C-Corporations (“C-Corps ”) that are not included in the AMZX or the WCHWMIDT and were not as affected by volatile oil prices.  EIP has sought to consistently run a more conservative portfolio compared to those benchmarks. This conservatism is reflected in holding a more diversified set of higher quality companies that themselves have more conservative balance sheets with a history of more stable cash flows (net amount of cash and cash-equivalents being transferred into and out of a business) and lower dividend payout ratios. This more conservative approach to investing in North American energy infrastructure was the primary driver to the Fund’s outperformance in a volatile market.

Industry Review

The first calendar quarter of 2020 was dominated by the dramatic price declines in the crude oil market due to Saudi and Russian production decisions coupled with the demand shock related to the coronavirus (“COVID-19”)

EIP Growth and Income Fund

pandemic.  These weak market conditions drove a 21% decline in the Alerian MLP Index between January 1 and February 28 of this year, then panic took hold in March driving another 59% decline by March 18.  (Source: Bloomberg) Our analysis indicates that forced selling by levered closed-end MLP funds was ~$4.3 billion and outflows from open-end funds were ~$0.9 billion in a four-week period.  This is nearly $1 billion more than the selling that occurred over a 9-month period in 2015-2016 due to outflows and de-leveraging when oil prices corrected from over $100 per barrel, but on assets that were nearly three times as large as today.

Despite a second quarter rally off the lows of the first quarter, stock price performance of the Alerian MLP Index and the energy companies in the S&P 500 turned negative again in the third quarter as near-term fundamentals for crude oil remained uncertain.  At the end of the third quarter the price of crude oil was still down 34% year-to-date and drilling activity remained near the all-time lows set in August.  Crude oil production was trending lower in most basins by the end of the third quarter despite rebounding in the second quarter as shut-in production was brought back online.  Second quarter announcements by oil and gas producers to cut spending and lay off staff were followed by several third quarter merger announcements.

Slowing investment and negative sentiment in upstream energy driven by COVID related declines in demand have given rise to a narrative that all conventional energy businesses are in decline; this is simply wrong.  It is true that coal will likely continue to decline. We anticipate crude oil and refined products demand will be slow to fully recover from the pandemic and their long-term growth is threatened by electrification of large parts of the transportation system, but these businesses represent the minority of our portfolio.  And the companies exposed to these businesses are trading at dividend yields (annualized dividends per share divided by price per share, expressed as a percentage) and valuations that make their expected rates of return the highest in our portfolio.

On the other hand, in our opinion, the outlook for electricity and natural gas, the majority of the portfolio, remain strong and are increasingly aligned with public sentiment and environmental policy.  Cheaper sources of cleaner electricity continue to substitute for coal which is likely to continue to decline as an energy source and to which we have no portfolio earnings exposure.  We believe electric and natural gas utilities are experiencing attractive rates of earnings growth as they invest capital to incorporate cheaper, cleaner, safer, and more reliable sources of energy. In our view, the network utilities can increase the value of these new technologies by integrating them into an intelligent system of shared resources much the way information networks like cloud computing and the new retail intermediaries like Amazon and eBay are doing for those parts of the economy.  We believe the transition to a shared resource network favors their incumbency and existing rights of way, which provides energy cheaper to customers than disconnecting from these networks by “cutting the cord”.

We are optimistic about the technological breakthroughs in energy and invest in companies like renewable developers and network utilities that benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations.  But we are not a venture capitalist, companies in the Fund’s portfolio must have a track record of profitability and a willingness to share some portion of that profitability through dividends.  While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

Sincerely,

James Murchie President
EIP Growth and Income Fund

EIP Growth and Income Fund

The views expressed in this commentary reflect those of the Fund’s portfolio management team as of October 31, 2020. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. Performance information provided above assumes the reinvestment of interest, dividends and other earnings. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings. Earnings growth is not representative of the fund's future performance. There is no assurance that the Fund’s investment objectives will be achieved.

Mutual fund investing involves risks including loss of your entire investment. Because the Fund concentrates its investments in the Energy Industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. Energy Companies are highly sensitive to events relating to international politics, governmental regulatory policies, including energy conservation and tax policies, fluctuations in supply and demand, environmental liabilities, threats of terrorism and to changes in exchange rates or interest rates. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. Federal Income tax purposes. If an MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. Investments in Non-U.S. companies (including Canadian issuers) are subject to risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in Small and Mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The Fund may invest in Fixed Income securities which typically decrease in value when interest rates rise, this risk is usually greater for longer-term debt securities.  Investment in Lower-rated and Non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. The Fund may engage in Short Sales which are speculative and more risky than long positions (purchases) in securities because there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs and may result in higher taxes. The Fund’s use of Derivatives could lead to substantial volatility and losses. Some derivatives are “leveraged,” which means they provide the Fund with investment exposure greater than the value of the Fund’s initial investment in the derivative instrument. As a result, these derivatives may magnify or otherwise increase losses to the Fund. Derivative instruments may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure. Derivatives may be illiquid and difficult to price, and the counterparty to a derivatives contract may be unable or unwilling to fulfill its obligations to the Fund. The Fund’s use of leverage, via short sales or derivatives, may cause volatility in returns as it typically magnifies both gains and losses. When the Fund increases its investment exposure through the use of leverage, a relatively small market movement may result in significant losses to the Fund. This is not a complete outline of the risks involved in investing in the Fund. Investors are encouraged to read the prospectus carefully prior to investing.

EIP Growth and Income Fund

October 31, 2020
Investment Results (unaudited)

Results of a Hypothetical $10,000 Investment

The chart above assumes an initial gross investment of $10,000 made on October 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance data quoted represents past performance, which does not guarantee future results.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Wells Fargo Midstream MLP Total Return Index consists of 53 energy MLPs as of October 31, 2020 and represents the midstream sub-sector of the Wells Fargo MLP Composite Index.

The Alerian MLP Total Return Index is a composite of the most prominent energy master limited partnerships calculated by Standard & Poor’s using a float adjusted market capitalization methodology on a total return basis.

EIP Growth and Income Fund

October 31, 2020
Investment Results (unaudited) – continued

Returns For Year Ended 10/31/20
Average Annual Total Returns

	One Year	Five Year	Ten Year
EIP Growth and Income Fund – Class I(1)(2)	-15.24%	-1.09%	4.60%
EIP Growth and Income Fund – Investor Class(1)(2)(3)	-15.57%	N/A	N/A
S&P 500 Index	9.71%	11.71%	13.01%
Wells Fargo Midstream MLP Total Return Index	-40.31%	-10.55%	-1.26%
Alerian MLP Total Return Index	-42.52%	-12.46%	-4.26%

(1)	The Fund performance is net of actual fees and expenses incurred by the Fund.
(2)
As detailed in the Fund Prospectus: Class I – gross expense ratio 2.18%; net expense ratio 2.03%, Investor Class – gross expense ratio 2.50%; net expense ratio 2.34%, The contractual expense waiver is in effect until February 28, 2021.

(3)
Inception date is 10/18/2016 for the Investor Class. The annualized returns since the inception date of the Investor Class for the Investor Class, S&P 500 Index, Wells Fargo Midstream MLP Total Return Index and Alerian MLP Total Return Index are -3.35%, 13.29%, -13.29% and -15.60%, respectively.

EIP Growth and Income Fund

October 31, 2020
Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Incurred During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses Incurred
	5/01/20	10/31/20	Expense Ratio	During Period(1)
Class I
Actual	$1,000.00	$ 995.50	1.74%	$ 8.73
Hypothetical(2)	$1,000.00	$1,016.39	1.74%	$ 8.82

Investor Class
Actual	$1,000.00	$ 993.70	2.18%	$10.93
Hypothetical(2)	$1,000.00	$1,014.18	2.18%	$11.04

(1)
Expenses are equal to the annualized expense ratio for the share class indicated net reimbursements, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent one-half year period.

(2)	Hypothetical assumes 5% annual return before expenses.

EIP Growth and Income Fund

October 31, 2020
Schedule of Investments

*	Denotes less than 1% of Total Assets.

% of Total Investments.  The chart shows the Fund’s current allocation as a percentage of the Fund’s total investments, and excludes exposure through derivative instruments and securities sold short.  These percentages may vary from those shown in the Schedule of Investments, which are based on the Fund’s net assets.  Holdings and allocations may vary over time.

Shares		Value

MASTER LIMITED PARTNERSHIPS – 37.84%

	Consumer Cyclicals – 2.28%
156,200	Westlake Chemical Partners, LP	$2,830,344

	Energy – 35.56%
62,521	Cheniere Energy Partners LP	2,253,882
582,794	Enterprise Products Partners, LP	9,656,897
132,078	Holly Energy Partners, LP	1,513,614
294,600	Magellan Midstream Partners, LP	10,470,084
133,820	NextEra Energy Partners, LP (a)	8,403,896
80,300	Phillips 66 Partners, LP	1,884,641
254,170	Plains GP Holdings, LP, Class A (a)	1,624,146
118,630	Shell Midstream Partners, LP	1,038,013
259,903	TC PipeLines, LP	7,316,269
		44,161,442
	TOTAL MASTER LIMITED PARTNERSHIPS
	(Cost $45,731,654)	46,991,786

UNITED STATES COMMON STOCKS – 42.06%

	Energy – 8.47%
10,310	Clearway Energy, Inc., Class A	270,225
44,279	Enbridge, Inc.	1,220,329
215,143	Equitrans Midstream Corp.	1,561,938
57,480	Kinder Morgan, Inc.	684,012
68,192	ONEOK, Inc.	1,977,568
49,090	Quanta Services, Inc.	3,064,689
90,420	The Williams Companies, Inc.	1,735,160
		10,513,921

	Utilities – 33.59%
85,610	Alliant Energy Corp.	4,732,521
32,050	American Electric Power Co., Inc.	2,882,256
1,000	Atmos Energy Corp.	91,670
19,670	Chesapeake Utilities Corp.	1,912,121
15,900	CMS Energy Corp.	1,006,947
20,140	Dominion Energy, Inc.	1,618,048
23,060	DTE Energy Co.	2,846,065
1,500	Duke Energy Corp.	138,165
9,950	Eversource Energy	868,336
8,020	Exelon Corp.	319,918
18,580	IDACORP, Inc.	1,630,023
67,300	NextEra Energy, Inc.	4,927,033
28,500	ONE Gas, Inc.	1,967,640
52,810	PPL Corp.	1,452,275
106,690	Public Service Enterprise Group, Inc.	6,204,023
32,980	Sempra Energy	4,134,373
44,100	The Southern Co.	2,533,545
6,480	WEC Energy Group, Inc.	651,564
25,590	Xcel Energy, Inc.	1,792,068
		41,708,591
	TOTAL UNITED STATES COMMON STOCKS
	(Cost $46,984,033)	52,222,512

CANADIAN COMMON STOCKS – 12.42%

	Energy – 6.92%
50,410	Keyera Corp.	715,495
199,470	TC Energy Corp.	7,871,086
		8,586,581

	Utilities – 5.50%
251,171	AltaGas Ltd.	3,184,176
28,330	Atco Ltd., Class I	788,681
4,940	Canadian Utilities Ltd., Class A	115,463
7,450	Emera, Inc.	297,206
61,960	Fortis, Inc.	2,447,613
		6,833,139
	TOTAL CANADIAN COMMON STOCKS
	(Cost $16,355,124)	15,419,720

DANISH COMMON STOCKS – 0.42%

	Energy – 0.42%
9,820	Orsted A/S – ADR	520,166
	TOTAL DANISH COMMON STOCKS
	(Cost $329,733)	520,166

ITALIAN COMMON STOCKS – 0.26%

	Utilities – 0.26%
41,170	Enel SpA – ADR	326,478
	TOTAL ITALIAN COMMON STOCKS
	(Cost $280,108)	326,478

SPANISH COMMON STOCKS – 1.79%

	Energy – 0.78%
51,020	EDP Renovaveis SA	969,738

	Utilities – 1.01%
26,410	Iberdrola SA – ADR	1,251,834
	TOTAL SPANISH COMMON STOCKS
	(Cost $1,858,258)	2,221,572

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

October 31, 2020
Schedule of Investments – continued

Par Value		Value

UNITED STATES TREASURY OBLIGATIONS – 25.12%

	United States Treasury Notes – 25.12%
$30,500,000	2.750%, 09/15/2021 (b)	$31,192,517

	TOTAL UNITED STATES TREASURY
	OBLIGATIONS (Cost $31,187,581)	31,192,517

Shares

SHORT TERM INVESTMENTS – 1.66%

	Money Market Funds – 1.66%
2,061,393	First American Treasury Obligations,
	Class Z, Effective Yield, 0.032% (c)	2,061,393

	TOTAL SHORT TERM INVESTMENTS
	(Cost $2,061,393)	2,061,393

Total Investments in Securities
(Cost $144,787,884) – 121.57%		150,956,144
Liabilities in Excess of Other Assets – (21.57)%		(26,786,097)
NET ASSETS – 100.00%		$124,170,047

Percentages are stated as a percentage of net assets.
(a)	Organized as a limited partnership and has elected to be treated as a corporation for U.S. federal income tax purposes.
(b)	All or a portion of this security is pledged as collateral for securities sold short.
(c)	Seven-day yield as of October 31, 2020.
ADR	American Depositary Receipt

Schedule of Securities Sold Short

The amount of $1,736,609 in cash was segregated with the custodian to cover the following security sold short at October 31, 2020: BNP Paribas Prime Brokerage, Inc. is the counterparty to the below security sold short.

Par Value		Value

UNITED STATES TREASURY OBLIGATIONS – (25.09)%

	United States Treasury Notes – (25.09)%
$30,500,000	2.000%, 12/31/2021	$(31,159,443)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $31,100,791)	$(31,159,443)

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

October 31, 2020
Schedule of Investments – continued

Schedule of Total Return Swaps

For each of the following total return swaps the Fund receives the total return on reference entity, the counterparty is BNP Paribas Prime Brokerage, Inc., the payment frequency is monthly, the financing rate is 1 month LIBOR (London Interbank Offer Rate) + 90 basis points and there were no upfront premiums paid or received.

The amount of $2,865,000 in cash was segregated with the custodian to cover the following total return swaps outstanding at October 31, 2020:

			Unrealized
Long Total Return	Expiration	Notional	Appreciation
Equity Swaps	Date	Amount(1)	(Depreciation)(2)

American Water Works Co., Inc.
	12/17/2020	$325,747	$(11,314)
	01/20/2021	74,813	(2,598)
	02/18/2021	15,586	(541)
	03/17/2021	93,516	(3,247)
	04/19/2021	143,391	(4,980)
	05/19/2021	15,586	(541)
	06/17/2021	81,047	(2,815)
	07/19/2021	132,481	(4,601)
	09/17/2021	116,895	(4,060)
	10/19/2021	104,426	(3,627)
	11/17/2021	179,239	(6,226)

Atmos Energy Corp.
	12/17/2020	183,330	(5,565)
	01/20/2021	37,800	(1,148)
	02/18/2021	18,900	(574)
	03/17/2021	66,150	(2,008)
	04/19/2021	149,310	(4,532)
	05/19/2021	670,950	(20,366)
	06/17/2021	315,630	(9,581)
	07/19/2021	132,300	(4,016)
	09/17/2021	117,180	(3,557)
	10/19/2021	9,450	(287)
	11/17/2021	735,210	(22,316)

Enterprise Products Partners, LP
	06/17/2021	2,081,660	(57,382)
	11/17/2021	64,888	(1,789)

IDACORP, Inc.
	12/17/2020	215,037	(186)
	01/20/2021	47,396	(41)
	02/18/2021	8,777	(8)
	03/17/2021	52,662	(46)
	04/19/2021	96,547	(83)
	05/19/2021	886,477	(765)
	06/17/2021	423,929	(366)
	07/19/2021	96,547	(83)
	09/17/2021	4,388	(4)
	10/19/2021	15,799	(14)
	11/17/2021	57,928	(50)

Kinder Morgan, Inc.
	10/19/2021	225,247	(14,441)
	11/17/2021	7,015	(450)

New Jersey Resources Corp.
	11/18/2020	496,097	9,682
	12/17/2020	203,417	3,970
	01/20/2021	41,771	815
	02/18/2021	20,027	391
	03/17/2021	60,081	1,172
	05/19/2021	234,602	4,579
	06/17/2021	447,746	8,739
	07/19/2021	95,271	1,859
	09/17/2021	2,575	50
	10/19/2021	2,861	56
	11/17/2021	50,067	977

Phillips 66 Partners, LP
	03/17/2021	13,451	(554)
	04/19/2021	31,725	(1,307)
	05/19/2021	2,538	(105)
	07/19/2021	5,076	(209)

PPL Corp.
	12/17/2020	274,651	(10,213)
	01/20/2021	42,825	(1,593)
	02/18/2021	22,840	(849)
	03/17/2021	71,375	(2,654)
	04/19/2021	256,950	(9,555)
	05/19/2021	11,420	(425)
	07/19/2021	19,985	(743)
	09/17/2021	412,833	(15,351)
	10/19/2021	82,509	(3,068)
	11/17/2021	37,115	(1,380)

Sempra Energy
	11/18/2020	7,713	(194)
	12/17/2020	300,784	(7,564)
	01/20/2021	51,416	(1,293)
	02/18/2021	12,854	(323)
	03/17/2021	64,270	(1,616)
	05/19/2021	12,854	(323)
	06/17/2021	91,263	(2,295)
	07/19/2021	172,244	(4,331)
	09/17/2021	167,102	(4,202)
	10/19/2021	75,839	(1,907)

Shell Midstream Partners, LP
	12/17/2020	282,075	(19,341)
	01/20/2021	58,969	(4,043)
	02/18/2021	8,451	(579)
	03/17/2021	63,852	(4,378)
	04/19/2021	31,269	(2,144)
	05/19/2021	3,756	(258)
	07/19/2021	8,451	(579)
	09/17/2021	2,817	(193)
	10/19/2021	2,817	(193)
	11/17/2021	14,367	(985)

The Williams Companies, Inc.
	09/17/2021	487,034	(13,048)
	10/19/2021	185,668	(4,974)
	11/17/2021	20,893	(560)
	Total	$13,069,800	$(285,247)

(1)	The notional amount represents the U.S. dollar value of the contract as of the day of the opening of the transaction or latest contract reset date.
(2)	Amounts include $55,806 of net dividends and financing costs.

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

October 31, 2020
Statement of Assets and Liabilities

ASSETS:
Investments, at value (cost $144,787,884)	$150,956,144
Cash	98,864
Foreign currencies (cost $1,321)	1,320
Restricted cash for securities sold short	1,736,609
Restricted cash for swaps	2,865,000
Appreciation on swaps (premium paid $0)	32,290
Receivables:
Investment securities sold	3,321,072
Dividends	740,624
Interest	108,974
Fund shares sold	2,500
Prepaid expenses	33,767
Total assets	159,897,164

LIABILITIES:
Depreciation on swaps (premium received $0)	317,537
Securities sold short (proceeds $31,100,791)	31,159,443
Payables:
Investment securities purchased	3,776,436
Interest expense	238,824
Investment advisory fees (Note 3)	86,026
Professional fees	57,570
Accounting and administration fees (Note 3)	39,324
Printing expense	16,895
Custodian fees	7,194
Trustees fees and related expenses (Note 3)	5,818
Distribution (12b-1) and service fees (Note 3)	1,640
Other accrued expenses	20,410
Total liabilities	35,727,117
NET ASSETS	$124,170,047

NET ASSETS CONSIST OF:
Par value ($0.01 per share)	$100,609
Paid-in capital	135,307,727
Total Distributable earnings	(11,238,289)
Total Net Assets	$124,170,047

Class I
Shares outstanding (unlimited number of shares authorized)	10,026,266
Net Assets	123,742,847
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$12.34

Investor Class
Shares outstanding (unlimited number of shares authorized)	34,678
Net Assets	427,200
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$12.32

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

For the Year Ended October 31, 2020
Statement of Operations

INVESTMENT INCOME:
Dividends	$2,662,980
Less: foreign taxes withheld	(183,626)
Interest	321,452
Total investment income	2,800,806

EXPENSES:
Investment advisory fees (Note 3)	1,422,175
Interest expenses	673,242
Accounting and administration fees (Note 3)	161,594
Professional fees	119,174
Transfer agent fees (Note 3)	65,402
Trustees fees and related expenses (Note 3)	55,196
Federal and state registration fees	52,872
Insurance expense	44,650
Compliance fees	34,080
Custodian fees	27,692
Printing expenses	9,513
Miscellaneous expenses	3,003
Distribution (12b-1) and service fees (Note 3)	1,704
Total expenses	2,670,297
Expense reimbursement by Advisor (Note 3)	(217,632)
Net expenses	2,452,665
NET INVESTMENT INCOME/(LOSS)	348,141

NET REALIZED AND UNREALIZED GAIN/(LOSS)
NET REALIZED GAIN/(LOSS) ON:
Investments	(18,208,618)
Securities sold short	(652,645)
Swaps	(3,557,577)
Foreign currency translations	(51,385)
Net realized gain/(loss)	(22,470,225)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investments	(3,806,789)
Securities sold short	389,102
Swaps	(323,905)
Foreign currency translations	(2,067)
Net change in unrealized appreciation/(depreciation)	(3,743,659)
NET REALIZED AND UNREALIZED GAIN/(LOSS)	(26,213,884)
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(25,865,743)

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income/(loss)	$348,141	$804,476
Net realized gain/(loss) on investments, securities sold short,
swaps and foreign currency transactions	(22,470,225)	(257,484)
Net change in unrealized appreciation/(depreciation) on investments,
securities sold short, swaps and foreign currency translations	(3,743,659)	17,461,704
Net increase/(decrease) in net assets from operations	(25,865,743)	18,008,696

Distributions to shareholders from*:
Net Investment Income – Class I	—	(1,340,576)
Net Investment Income – Investor Class	—	(1,261)
Return of capital – Class I	(5,644,584)	(4,426,933)
Return of capital – Investor Class	(16,980)	(4,165)
Total distributions	(5,661,564)	(5,772,935)

Capital share transactions
Class I
Proceeds from sales of Fund shares	20,995,939	16,119,439
Proceeds from reinvestment of distributions	5,554,464	5,630,588
Cost of Fund shares redeemed	(24,013,892)	(30,734,139)
Net increase/(decrease) in net assets from capital share transactions	2,536,511	(8,984,112)
Investor Class
Proceeds from sales of Fund shares	607,888	139,086
Proceeds from reinvestment of distributions	14,311	5,425
Cost of Fund shares redeemed	(407,770)	(169)
Net increase/(decrease) in net assets from capital share transactions	214,429	144,342
Total increase/(decrease) in net assets	(28,776,367)	3,395,991

NET ASSETS:
Beginning of year	152,946,414	149,550,423
End of year	$124,170,047	$152,946,414

Changes in shares outstanding
Class I
Shares sold	1,454,069	1,080,624
Shares issued to holders in reinvestments of dividends	455,483	380,954
Shares redeemed	(1,921,636)	(2,094,498)
Net increase/(decrease)	(12,084)	(632,920)

Investor Class
Shares sold	48,555	8,988
Shares issued to holders in reinvestments of dividends	1,196	363
Shares redeemed	(32,673)	(12)
Net increase/(decrease)	17,078	9,339

*	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

For the Year Ended October 31, 2020
Statement of Cash Flows

Cash Provided by (Used in) Operating Activities
Net decrease in net assets from operations	$(25,865,743)
Adjustments to reconcile net decrease in net assets resulting from operations:
Purchases of investment securities	(145,934,642)
Sales of investment securities	123,182,744
Proceeds on securities sold short	46,298,145
Purchases to cover securities sold short	(30,890,625)
Sales of short-term investments, net	7,493,706
Net realized losses on investments and securities sold short	18,855,981
Net change in unrealized appreciation/depreciation on investments,
securities sold short, swaps and foreign currency transactions	3,743,659
Return of capital distributions received from investments in master limited partnerships	4,907,571
Amortization and accretion of premium and discount	313,481
(Increase) Decrease in Assets:
Receivables:
Dividends and interest receivable	9,095
Prepaid expenses	4,205
Increase (Decrease) in Liabilities:
Payables:
Distribution (12b-1) and service fees payable	680
Trustee fees and related expenses payable	804
Accounting and administration fees	12,990
Custodian fees payable	1,926
Printing expense payable	266
Investment advisory fee payable	(19,386)
Other accrued expenses	5,693
Professional fees payable	(68,582)
Interest expense payable	118,221

Net cash provided by operating activities	2,170,189

Cash Flows Provided by (Used in) Financing Activities
Proceeds from shares sold	23,116,177
Payment on shares redeemed	(24,421,662)
Cash distributions paid to Shareholders	(92,789)
Net cash used in financing activities	(1,398,274)
Net increase in cash, restricted cash, and foreign currency	$771,915

Cash, restricted cash, and foreign currency*
Beginning Balance	3,929,878
Ending Balance	$4,701,793

Supplemental information
Cash paid for interest	$555,021
Non-cash financing activities-distributions reinvested	5,568,775

*
Includes cash of $98,864 and $0, restricted cash for securities sold short of $1,736,609 and $903,595, restricted cash for swaps of $2,865,000 and $3,025,000 and foreign currencies of $1,320 and $1,283 as of October 31, 2020 and October 31, 2019, respectively.

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown.  Certain information reflects financial results for a share outstanding throughout each period.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Class I

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,		Year Ended December 31,
	2020	2019	2018*		2017	2016		2015
Net asset value,
beginning of period/year	$15.21	$14.00	$15.44		$15.81	$13.73		$17.62
Income from investment operations:
Net investment income (loss)(1)	0.03	0.08	(0.01)		(0.19)	(0.13)		(0.50)
Net realized and unrealized
gain (loss) on investments	(2.36)	1.70	(1.13)		0.09	2.33		(3.30)
Total from investment operations	(2.33)	1.78	(1.14)		(0.10)	2.20		(3.80)
Distributions paid to shareholders from:
Net investment income	—	(0.13)	(0.02)		—	(0.12)		(0.09)
Return of capital	(0.54)	(0.44)	(0.28)		(0.27)	—		—
Total from distributions	(0.54)	(0.57)	(0.30)		(0.27)	(0.12)		(0.09)
Net increase (decrease) in net asset value	(2.87)	1.21	(1.44)		(0.37)	2.08		(3.89)
Net asset value, end of period/year	$12.34	$15.21	$14.00		$15.44	$15.81		$13.73
Total return	(15.24)%	12.85%	(7.41	)%(4)	(0.68)%	16.14%		(21.54)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000’s)	$123,743	$152,679	$149,435		$61,295	$17,781		$15,695
Ratios of expenses to average net assets:(6)(7)
Before expense reimbursement	1.87%	2.17%	3.28	%(3)(5)	5.62%	3.59	%(2)	4.95%
After expense reimbursement	1.72%	2.02%	3.01	%(3)(5)	4.12%	2.14	%(2)	N/A
Ratios of net investment income
(loss) to average net assets
Before fees waived and
expenses reimbursed	0.10%	0.37%	(0.35	)%(3)(5)	(2.73)%	(2.28	)%(2)	(3.11)%
After fees waived and
expenses reimbursed	0.25%	0.54%	(0.08	)%(3)(5)	(1.23)%	(0.83	)%(2)	N/A
Portfolio turnover rate excluding
securities sold short transactions	82%	34%	86	%(4)	13%	53%		49%
Portfolio turnover rate including
securities sold short transactions	94%	57%	84	%(4)	87%	N/A		N/A
_____________________
Portfolio turnover is calculated for the Fund as a whole.
*	The Fund changed fiscal year end from December 31 to October 31 effective August 23, 2018. Data shown for the period January 1, 2018 through October 31, 2018.
(1)	Per share investment loss has been calculated using the average shares method.
(2)
Effective February 1, 2016, the Investment Manager entered into a contractual agreement to waive fees and reimburse expenses so that the total annual operating expenses for the Fund do not exceed 2.00% of average daily net assets (excluding certain expenses detailed in Note 3). Due to the contractual waiver not being effective in January 2016, the Fund’s expense ratio is above 2.00% for the Class I Shares for the year ended December 31, 2016. See Note 3.

(3)
Effective January 1, 2018, the Investment Manager entered into a contractual agreement to waive fees and reimburse expenses so that the total annual operating expenses for the Fund do not exceed 1.50% of average daily net assets. On April 29, 2018 the Investment Manager amended the agreement to annual operating expenses from 1.50% to 1.25% of average daily net assets. Due to the contractual waiver not being effective until April 29, 2018, the Fund’s expense ratio is above 1.25% for the Class I Shares for the period ended October 31, 2018. See Note 3.

(4)	Not Annualized.
(5)	Annualized.
(6)	Before expense reimbursement
	excluding interest expense	1.40%	1.40%	1.59%	3.50%	3.59%	4.83%
(7)	After expense reimbursement
	excluding interest expense	1.25%	1.25%	1.32%	2.00%	2.14%	N/A

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown.  Certain information reflects financial results for a share outstanding throughout each period.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Investor Class

	Year Ended	Year Ended	Period Ended		Year ended	October 18, 2016(1)
	October 31,	October 31,	October 31,		December 31,	Through
	2020	2019	2018*		2017	December 31, 2016
Net asset value, beginning of period/year	$15.19	$13.99	$15.42		$15.82	$15.75

Income from investment operations:
Net investment income (loss)(2)	(0.04)	0.00 **	(0.05)		(0.25)	(0.02)
Net realized and unrealized
gain (loss) on investments	(2.34)	1.71	(1.12)		0.08	0.20
Total from investment operations	(2.38)	1.71	(1.17)		(0.17)	0.18

Distributions paid to shareholders from:
Net investment income	—	(0.12)	(0.01)		—	(0.11)
Return of capital	(0.49)	(0.39)	(0.25)		(0.23)	—
Total from distributions	(0.49)	(0.51)	(0.26)		(0.23)	(0.11)
Net increase (decrease) in net asset value	(2.87)	1.20	(1.43)		(0.40)	0.07
Net asset value, end of period/year	$12.32	$15.19	$13.99		$15.42	$15.82
Total return	(15.57)%	12.36%	(7.61	)%(4)	(1.11)%	0.53	%(4)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000’s)	$427	$267	$115		$245	$3
Ratios of expenses to average net assets:(6)(7)
Before expense reimbursement	2.36%	2.49%	3.77	%(3)(5)	6.51%	4.33	%(5)
After expense reimbursement	2.19%	2.33%	3.49	%(3)(5)	4.69%	2.40	%(5)
Ratios of net investment income (loss)
to average net assets
Before fees waived and expenses reimbursed	(0.47)%	(0.14)%	(0.72	)%(3)(5)	(3.45)%	(2.56	)%(5)
After fees waived and expenses reimbursed	(0.30)%	0.02%	(0.45	)%(3)(5)	(1.63)%	(0.59	)%(5)
Portfolio turnover rate excluding
securities sold short transactions	82%	34%	86	%(4)	13%	53%
Portfolio turnover rate including
securities sold short transactions	94%	57%	84	%(4)	87%	N/A
_____________________

Portfolio turnover is calculated for the Fund as a whole.
*	The Fund changed fiscal year end from December 31 to October 31 effective August 23, 2018. Data shown for the period January 1, 2018 through October 31, 2018.
**	Amount denotes less than $0.01 per share.
(1)	Commencement of operations.
(2)	Per share investment loss has been calculated using the average shares method.
(3)
Effective January 1, 2018, the Investment Manager entered into a contractual agreement to waive fees and reimburse expenses so that the total annual operating expenses for the Fund do not exceed 1.50% of average daily net assets (excluding certain expense detailed in Note 3). On April 29, 2018 the Investment Manager amended the agreement to annual operating expenses from 1.50% to 1.25% of average daily net assets. Due to the contractual waiver not being effective until April 29, 2018, the Fund’s expense ratio is above 1.25% for the Investor Class Shares for the period ended October 31, 2018. See Note 3.

(4)	Not Annualized.
(5)	Annualized.
(6)	Before expense reimbursement
	excluding interest expense	1.82%	1.81%	2.02%	4.22%	4.33%
(7)	After expense reimbursement
	excluding interest expense	1.65%	1.65%	1.74%	2.40%	2.40%

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements

1.  ORGANIZATION

EIP Growth and Income Fund (the “Fund”) is a diversified series of EIP Investment Trust (the “Trust”), a Delaware statutory trust.  The Fund is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 22, 2006. Energy Income Partners, LLC (the “Manager” or “Adviser”) serves as the Fund’s investment adviser. On October 14, 2016, Fund shares were registered under the Securities Act of 1933. The Fund offers two classes of shares: Class I and Investor Class.

The Fund’s primary investment objective is to seek a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund will seek low volatility. Under normal market conditions, the Fund’s investments will be concentrated in the securities of one or more issuers conducting their principal business activities in the Energy Industry. The Energy Industry is defined as enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources. Effective August 23, 2018, the Fund’s fiscal year-end was changed from December 31 to October 31.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market are valued, except as indicated below, at the last sale price or the NASDAQ Official Closing Price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from third party pricing services (“pricing service”). As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter (“OTC”) market, but excluding securities trading on the NASDAQ Global Market, are valued at the last sale price in the OTC market if the security is traded on that day, or, if the OTC security does not trade on a particular day, the OTC security is valued at the mean between the last quoted bid and ask prices. Debt securities are priced based upon valuations provided by a pricing service. These pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the “Board”) in a manner designed to fairly reflect a fair market value of the security on the valuation date as described below.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Manager, acting pursuant to policies adopted by the Board, will estimate a fair value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust’s Board, and in accordance with the provisions of the 1940 Act.

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service. These pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques.

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 –	unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those securities. A summary of the values of each investment in each level as of October 31, 2020 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	10/31/2020	Price	Inputs	Inputs
ASSETS
Master Limited Partnerships	$46,991,786	$46,991,786	$—	$—
United States Common Stock	52,222,512	52,222,512	—	—
Canadian Common Stock	15,419,720	15,419,720	—	—
Danish Common Stock	520,166	520,166	—	—
Italian Common Stock	326,478	326,478	—	—
Spanish Common Stock	2,221,572	2,221,572	—	—
United States Treasury Obligations	31,192,517	—	31,192,517	—
Short Term Investments	2,061,393	2,061,393	—	—
Other Financial Instruments*
Equity Contracts – Swaps	32,290	—	32,290	—
Total	$150,988,434	$119,763,627	$31,224,807	$—
LIABILITIES
Other Financial Instruments*
Equity Contracts – Swaps	$(317,537)	$—	$(317,537)	$—
Securities Sold Short	(31,159,443)	—	(31,159,443)	—
Total	$(31,476,980)	$—	$(31,476,980)	$—

*
Other Financial Instruments are not reflected in the Schedule of Investments, such as swaps which are reflected at the unrealized appreciation (depreciation) on the instrument, while the securities sold short are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments.

The Fund did not have any transfers in or out of Level 3 during the twelve months ended October 31, 2020. Transfers in and out of levels are recognized at market value at the end of the period.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 securities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 securities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

MLP Common Units: Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and may have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Restricted Cash: Restricted cash includes amounts required to be segregated with the Fund’s custodian or counterparties as collateral for the Fund’s derivatives and securities sold short as shown on the Schedule of Investments. Segregated cash collateral is recorded at its carrying amount which represents fair value.

Short Sales of Securities: The Fund engages in short sales of U.S. Treasury securities in order to hedge the Fund’s exposure to increases in interest rates. The Fund may also engage in short sale transactions of equity and other fixed-income securities for investment, speculative, and hedging purposes. To effect such a transaction, the Fund must borrow the security it sells short (such as a U.S. Treasury security) to make delivery of that security to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the lender, to the extent necessary to meet the margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s maximum bond price risk under a short bond arrangement is theoretically unlimited. The Fund generally will realize a gain if the price of the security declines in price between those dates.

Disclosures about Derivative Instruments and Hedging Activities: The following is a table summarizing the fair value of derivatives held at October 31, 2020 by primary risk exposure:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments	Statement of Assets		Statement of Assets
	and Liabilities Location	Value	and Liabilities Location	Value
Equity Contracts – Swaps	Appreciation on swaps	$32,290	Depreciation on swaps	$317,537
Total		$32,290		$317,537

The effect of Derivative Instruments on the Statement of Operations for the twelve months ended October 31, 2020:

	Location of Gain/(Loss) on
	Derivatives Recognized in Income
Derivatives not accounted for
as hedging instruments	Net Realized	Net Change in Unrealized
	Gain/(Loss)	Appreciation/Depreciation
	on Derivatives	on Derivatives
Type of Derivative Risk	Recognized in Income	Recognized in Income
Equity Contracts – Swaps	$(3,557,577)	$(323,905)
Total	$(3,557,577)	$(323,905)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain payables and/or receivables with collateral held and/or posted to create one single payment.

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

The provisions of the ISDA Master Agreement typically permit a single net payment by the non-defaulting party in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives, such as securities sold short, or by agreement between the Fund and the counterparty in the case of OTC derivatives. For the Fund, its OTC swap counterparty required an initial collateral balance equaling 20% of the initial notional value of the swaps for the twelve months ended October 31, 2020. Additional collateral requirements are calculated by netting the mark to market amount for each transaction and comparing that amount to the value of any collateral currently pledged by the Fund to the counterparty (and vice versa). In the case of exchange traded and centrally cleared derivatives, for which the broker or clearing house establishes minimum margin requirements, brokers can ask for margining in excess of the minimum established by the relevant clearing house in certain circumstances. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as Restricted Cash. In the case of OTC derivatives, generally the amount of collateral due from or to a party has to exceed a minimum threshold before a transfer is made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 6 “Counterparty Risk”. The Fund’s ISDA Master Agreement provides for the bilateral right of counterparties to terminate derivative contracts prior to maturity due to certain defined Events of Default (including but not limited to failure to pay or deliver or breach of agreement) or defined Termination Events (including but not limited to illegality, tax events or credit events), which could cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities:

The following table, as of October 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, and instruments and transactions that are subject to a master netting agreement or an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities:

Assets			Gross Amounts not offset in the
	Gross Amounts of		Statement of Assets and Liabilities
	Assets Presented		Non-Cash	Cash
	in Statement of	Derivatives	Collateral	Collateral
Description	Assets and Liabilities	Available for Offset	Received	Received	Net Amounts(1)
Total Return Equity Swaps
BNP Paribas	$32,290	$(32,290)	$—	$—	$—
	$32,290	$(32,290)	$—	$—	$—

Liabilities			Gross Amounts not offset in the
	Gross Amounts of		Statement of Assets and Liabilities
	Liabilities Presented		Non-Cash	Cash
	in Statement of	Derivatives	Collateral	Collateral
Description	Assets and Liabilities	Available for Offset	Pledged	Pledged	Net Amounts(2)
Total Return Equity Swaps
BNP Paribas	$317,537	$(32,290)	$—	$285,247	$—
Securities Sold Short
BNP Paribas	31,159,443	—	31,159,443	—	—
	$31,476,980	$(32,290)	$31,159,443	$285,247	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

(1)	Net amount represents the net amount receivable from the counterparty in the event of a default.
(2)	Net amount represents the net amount payable to the counterparty in the event of a default.

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

Futures Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the twelve months ended October 31, 2020 the Fund did not transact in futures contracts.

Currency Hedging Transactions: The Fund may engage in certain transactions intended to hedge the Fund’s exposure to currency risks, including without limitation buying or selling options or futures, entering into forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivative transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments. For the twelve months ended October 31, 2020, the Fund did not transact in any currency hedging investments.

Foreign Currency Translations: The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Although the net assets of the Fund are calculated using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these foreign exchange gains or losses are included in the reported net realized and unrealized gain (loss) on investments shown on the Statement of Operations.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net change in unrealized appreciation/depreciation on foreign currency translations shown on the Statement of Operations.

Swap Agreements: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry as defined in Note 1 above, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its net asset value. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Gain or loss is recognized when the equity swap position is sold or when the contract resets.

The Fund’s maximum equity price risk to meet its future payments under long swap agreements outstanding as of October 31, 2020 is equal to the total notional amount as shown on the Schedule of Investments. The Fund’s maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited. For the twelve months ended October 31, 2020, the average volume of long Total Return Equity Swaps was $15,521,000 based on the monthly notional amount. For the twelve months ended October 31, 2020, the Fund did not transact in short Total Return Equity Swaps. The notional amount represents the U.S. dollar value of the contracts as of the day of the opening of the transaction or latest contract reset date.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. The Fund may be subject to taxes imposed by non- US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the fund's securities. For MLP securities, distributions received are recorded as a return of capital.  For all other securities, distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income and expense is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

Dividends and Distributions: The Fund intends to distribute all or substantially all of its investment company taxable income quarterly (computed without regard to the deduction for dividends paid), if any, and net capital gain annually, if any. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The Fund will reinvest distributions in additional shares of the Fund unless a shareholder has written to request distributions, in whole or in part, in cash.

The tax character of distributions paid during the twelve months ended October 31, 2020 was as follows:

Ordinary Income	$—
Long-Term Capital Gains	$—
Return of Capital	$5,661,564

The tax character of distributions paid during the calendar ten months ended October 31, 2019 was as follows:

Ordinary Income	$1,341,837
Long-Term Capital Gains	$—
Return of Capital	$4,431,098

The Fund has a tax year end of October 31. As of October 31, 2020, the components of distributable earnings on a tax basis and other tax attributes were as follows:

Undistributed Ordinary Income	$—
Capital Loss Carryforward	$15,501,906

Taxable income and capital gains are determined in accordance with U.S. federal income tax rules, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent book and tax accounting differences relating to the tax year ended October 31, 2020 have been reclassified to reflect an increase in distributable earnings and a decrease in paid in capital of $7,238,863. These differences are primarily due to passive loss limitations, pass through taxable income from investments, swap character reclasses and the expiration of capital loss carryforwards. Net assets were not affected by this reclassification.

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

Capital Loss Carryforward: As of October 31, 2020, capital losses of $15,501,906, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. During the tax year ended October 31, 2020, the Fund realized capital losses of $13,049,249 that will be carried forward indefinitely.

Federal Income Tax: The  Fund intends to qualify each year for taxation as a RIC eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income and gains distributed in a timely manner to its shareholders in the form of dividends or capital gain dividends.

As of October 31, 2020, the cost of securities and gross unrealized appreciation and depreciation for all securities on a tax basis was as follows:

	Investments	Securities Sold Short	Swaps	Total Portfolio
Tax Cost	$146,256,450	$(31,100,791)	$—	$115,155,659
Gross unrealized appreciation	11,973,373	—	32,290	12,005,663
Gross unrealized depreciation	(7,273,679)	(58,652)	(317,537)	(7,649,868)
Net unrealized appreciation/depreciation	$4,699,694	$(58,652)	$(285,247)	$4,355,795

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

As of October 31, 2020, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Connecticut; however, the Fund is not aware of any tax positions for which it is reasonably possible the total amounts of unrecognized tax benefits will change materially.

Expenses: The Fund will pay all of its own expenses incurred in its operations. Expenses are recorded on an accrual basis.

3.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Energy Income Partners, LLC, serves as the Fund’s investment manager with responsibility for the management of the Fund’s investment portfolio, subject to the supervision of the Board of the Trust. For providing such services, the Fund pays to the Manager a fee, computed and paid monthly at the annual rate of 1% of the average daily net assets of the Fund.

On February 29, 2020, the Fund and the Manager continued the Expense Limitation Agreement through February 28, 2021. Under the Expense Limitation Agreement, the Manager has agreed to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding brokerage fees and commissions, borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold), taxes, any 12b-1 fee or fees paid pursuant to an Administrative Services Plan, any indirect expenses such as acquired fund fees and expenses, and extraordinary litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets.

Any waiver or reimbursement is subject to repayment by the Fund to the extent actual fees and expenses for a fiscal period are less the Fund’s expense limitation cap at the time of the waiver, provided, however that the Manager shall only be entitled to recoup such amounts for a period of 36 months after the date in which the fee or expense was waived or reimbursed.

Fees waived and expenses reimbursed subject to potential recovery are as follows:

Year of Expiration	Amount
2020	$10,137
2021	$274,786
2022	$220,176
2023	$183,716

U.S. Bank N.A. serves as custodian for the Fund and had custody of all securities and cash of the Fund and attended to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provided certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and distributor. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Investor

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

Class. The plan provides that the Fund will pay the Distributor or the Adviser at an annual rate of 0.25% of the average daily net assets of Investor Class shares. No distribution fees are paid by Class I shares. These fees may be used to compensate any person for services or expenses incurred that are primarily intended to result in the sale of the Investor Class shares. These fees may also be used to compensate selling firms for providing personal and account maintenance services to shareholders of Investor Class shares. The Fund did not pay any commissions or other compensation, other than 12b-1 fees, to financial intermediaries or distributors during the Fund’s most recent twelve months ended October 31, 2020.

In addition, pursuant to an Administrative Service Plan adopted by the Fund, the Adviser is authorized to engage various financial intermediaries to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Administrative Shareholder Plan shall not exceed 0.15% of the average daily net assets of the Investor Class shares. No service fees are paid by Class I shares.

The Fund pays each member of the Board of Trustees who is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) an annual retainer fee of $35,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. Additional fees of $1,250 and $400 are paid to Independent Trustees for special in-person board or non-regular committee meetings and special telephonic board or non-regular committee meetings, respectively.

4.  PURCHASES AND SALES

The aggregate amounts of purchases and sales of the Fund’s investment securities, other than short-term securities for the twelve months ended October 31, 2020 were as follows:

	Purchases	Sales
U.S. Government Securities	$46,674,902	$31,044,141
Other Investment Securities	$103,036,176	$94,535,655

	Proceeds	Purchases to
	from Securities	Cover Short
	Sold Short	Positions
U.S. Government Securities	$46,298,145	$30,890,625

5.  SHARES OF BENEFICIAL INTEREST

The Trust has authorized capital of unlimited shares of beneficial interest with a par value of $0.01 which may be issued in more than one class or series. Currently, the Fund is the only series of the Trust and the Fund currently offers two classes of shares.

6.  INDUSTRY CONCENTRATION AND OTHER RISK FACTORS

The Fund’s investments are concentrated in the Energy Industry and are likely to present more risks than a fund that is broadly invested in a number of different industries.

The Fund may invest in securities denominated or quoted in foreign currencies and therefore changes in the exchange rate between the U.S. dollar and such foreign currencies will affect the U.S. dollar value of these securities and the unrealized appreciation or depreciation of these investments. The Fund may hedge against certain currency risk by, among other techniques, buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions has risks and may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The Fund may transact in various financial instruments including futures contracts, swap contracts and options. With these financial instruments, the Fund is exposed to market risk in excess of the amounts recorded in the Statement of Assets and Liabilities. Further, the Fund is exposed to credit risk from potential counterparty non-performance. At the Statement of Assets and Liabilities date, credit risk is limited to amounts recorded in the Statement of Assets and Liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Counterparty Risk

Some of the markets in which the Fund effects its transactions are OTC markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its

EIP Growth and Income Fund

October 31, 2020
Notes to Financial Statements – continued

transactions with a single or small group of counterparties. The Manager is not restricted from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

LIBOR Risk

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Other Risks

Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which will continue to impact the Fund’s future financial performance.

Please see the Prospectus and the Statement of Additional Information of the Fund for further information regarding these and other risks.

7.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment.

EIP Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EIP Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EIP Growth and Income Fund (the “Fund”), the sole series of EIP Investment Trust, including the schedule of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2020 and October 31, 2019, for the period from January 1, 2018 through October 31, 2018 and each of the three years in the period ended December 31, 2017, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2020 and October 31, 2019, for the period from January 1, 2018 through October 31, 2018 and each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte and Touche LLP
Philadelphia, Pennsylvania
December 23, 2020

We have served as the auditor of the Fund since 2006.

EIP Growth and Income Fund

October 31, 2020
Additional Information (unaudited)

Form N-Q: The Trust files complete Portfolio of Investments for the Fund with the SEC for the Trust’s first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31,2020). The Trust’s Form N-Q’s or Part F’s of Form N-PORT are available on the SEC’s website at www.sec.gov.

Proxy Voting: The Fund’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information, and are also available (i) upon request, without charge, by calling collect 1-203-349-8232 or (ii) on the SEC’s website at www.sec.gov.

The Fund’s Proxy Voting Record for the most recent twelve month period ended October 31 (which is filed by August 31 of each year) is available (i) upon request, without charge, by calling collect 1-203-349-8232 or (ii) on the SEC’s website at www.sec.gov.

Tax Information: The Fund hereby reports as eligible for the corporate dividends received deduction available to corporate shareholders 0% of the ordinary income distributions made by the Fund during the twelve months ended October 31, 2020. The Fund hereby reports as qualified dividend income distributions 0% of the ordinary income distributions made by the Fund during the twelve months ended October 31, 2020. The Fund hereby reports as qualifying interest related dividends 0% of the ordinary income distributions made by the Fund during the twelve months ended October 31, 2020. No distributions made by the Fund during the twelve months ended October 31, 2020 are reported as capital gain dividends. The Fund and Fund shareholders must meet additional requirements (including any applicable holding period requirements) in order to receive favorable tax treatment with respect to the foregoing items, and should consult their tax advisors in this regard.

Approval of Investment Advisory Contract:

The Board of Trustees, including each of the Independent Trustees, considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser at a meeting held on June 4, 2020.  In considering the renewal of the Advisory Agreement and reviewing the materials, the Board was assisted by counsel to the Trust and to the Independent Trustees, and by representatives of the Adviser.

The Trustees examined the Adviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the qualifications and experience of the Adviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at the Adviser who provide services to the Fund. The Trustees also considered the Adviser’s investment philosophy and research and decision-making processes, its ability to attract and retain capable research and advisory personnel and the costs associated with retaining such personnel, the capability of the Adviser’s senior management and staff, and the level of skill required to manage the Fund. In addition, the Trustees discussed with the Adviser information about the Adviser’s risk management process.

The Trustees reviewed the nature, cost, scope and quality of the Adviser’s services under the Advisory Agreement. The Trustees considered that these services include providing a continuous investment program to the Fund, adhering to the Fund’s investment restrictions, and complying with regulatory obligations. The Trustees also considered conditions that might affect the Adviser’s ability to provide high quality services to the Fund in the future under the Advisory Agreement, including the Adviser’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Adviser’s investment process, research capabilities and philosophy remain well suited to the Fund, given the Fund’s investment objectives and policies, and that the Adviser would be able to meet any reasonably foreseeable obligations under the Advisory Agreement and expense cap agreement.

The Trustees also reviewed information regarding the Fund’s performance over various periods ended December 31, 2019, as measured by the Fund’s Class I shares. Among other things, the Trustees reviewed comparisons of the Fund’s performance to other private and registered peer funds (some of which are advised by the Adviser) and the Adviser-advised separately managed accounts (“SMAs”) product composite performance that have investment strategies similar, but not identical, to that of the Fund. The Trustees noted that the Fund’s net performance surpassed the performance of most of its peer group funds, and the performance of the Alerian MLP Total Return Index and the Wells Fargo Midstream MLP Total Return Index for the one, three and five year periods. The Trustees also considered that the Fund’s net performance over the three-year period (as measured by the Fund’s Class I shares) trailed that of most of the peer group funds, but that the Fund had strong net performance over the longer five-year period, outperforming most of its peers.  The Trustees also noted that the Fund had outperformed both of its industry-specific benchmarks over the three- and five-year periods. The Trustees discussed with the Adviser the Fund’s performance

EIP Growth and Income Fund

October 31, 2020
Additional Information (unaudited) – continued

relative to the performance of other funds and accounts managed by the Adviser, and considered the Adviser’s explanation for why relative performance varied.

The Trustees next considered the management fees paid by the Fund under the Advisory Agreement and the total expenses for the Fund. They reviewed information concerning the Fund’s management fee in comparison to the management fees of peer group funds. The Trustees noted that the Fund’s contractual management fee (before any waivers or expense reimbursements) was generally in line with the contractual management fees of the other funds in the peer group. The Trustees also considered that the Adviser had agreed to waive its management fee and/or reimburse expenses of the Fund to the extent that the Fund’s total annual operating expenses (excluding certain expenses) exceed 1.25% through February 28, 2021.

The Trustees also considered information regarding management fees charged by the Adviser to other fund clients, as well as SMAs and unified managed accounts (“UMAs”) advised by the Adviser. The Trustees observed that the Adviser earns a lower fee from certain sub-advised funds, and also took into account that, in comparison to the Fund, the Adviser’s responsibilities with respect to these sub-advised funds are less extensive. The Trustees noted that SMAs also pay a lower fee, and considered that, as with the sub-advised funds, the services the Adviser provides to SMAs are different in nature than the services provided to the Fund. The Trustees also considered that the UMAs pay a lower fee, and that such accounts are only provided with a model, rather than regular advisory, trading and accounting services. In addition, the Trustees compared the total expense ratio of the Fund during its latest fiscal year to the total expense ratio of registered peer funds.

The Trustees considered information about the profitability of the Advisory Agreement to the Adviser.  The Trustees considered the Adviser’s representation that, because of the expense cap in place, the Adviser is not collecting its full management fee. The Trustees also evaluated the benefits of the advisory relationship to the Adviser. This evaluation included, among other considerations, the direct and indirect benefits that the Adviser may receive from its relationship with the Fund, including any “fallout benefits” to the Adviser, such as “soft dollar” credits the Adviser receives from directing brokerage commissions to certain brokers. The Trustees noted that they review and discuss with the Adviser reports regarding the Fund’s brokerage commissions and soft dollar arrangements quarterly. The Trustees determined that the benefits to the Adviser from these “soft dollar” credits were reasonable, that the Fund also benefited from them, and that the credits were consistent with the soft dollar benefits typically derived by investment advisers to mutual funds.

The Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of the Adviser’s services to the Fund, the fees paid by competitive mutual funds, and the costs incurred by the Adviser in providing services to the Fund.

The Trustees also considered the extent to which economies of scale might be realized by the Adviser if the assets of the Fund were to grow.  The Trustees determined that it does not appear that the Adviser is realizing benefits from economies of scale to such an extent that the management fee should be reduced or that break points in the management fee should be implemented at this time.  The Trustees noted that, because of the Fund’s small size and the Adviser’s contractual obligation to cap Fund expenses, the Adviser is not currently receiving its full management fee from the Fund.

In its deliberations with respect to these matters, the full Board, including the Independent Trustees, was advised by counsel to the Trust and the Independent Trustees.  The Independent Trustees considered the Advisory Agreement in Executive Session, as well as in the presence of the full Board.  The Trustees weighed the foregoing matters in light of the advice given by Trust counsel and counsel to the Independent Trustees as to the law applicable to the review of investment advisory contracts.  In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all of the matters considered.  The Trustees judged the terms and conditions of the Advisory Agreement, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgement, that they were satisfied with the quality of investment advisory services provided by the Adviser, that the fees to be paid to the Adviser under the Advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by the Adviser, and that approval of the Advisory Agreement was in the best interest of the Fund and its shareholders.

EIP Growth and Income Fund

October 31, 2020
Additional Information (unaudited) – continued

Statement Regarding the Trust’s Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 promulgated under the Investment Company Act of 1940, as amended, the Fund has adopted and implement a written liquidity risk management program (the “Program”).  The Program seeks to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining Fund shareholders.  The Trust’s Board of Trustees (the “Board”) has appointed the Adviser to administer the Program.  The Adviser uses certain market and liquidity classification data provided by a third party in fulfilling its responsibilities as the Program administrator.

At a meeting of the Board held in August 2020, the adviser presented a written report addressing the operation, adequacy, and effectiveness of the Fund’s Program for the period from December 1, 2019 through June 30, 2020 (the “Reporting Period”).  The report noted that there were no material changes to the Program and no material compliance exceptions identified under the Program during the Reporting Period.  The report also included a discussion of liquidity monitoring during the period and classification of the Fund’s investments.  The report concluded that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and that it has operated effectively in managing this risk during the Reporting Period.

EIP Growth and Income Fund

October 31, 2020
Additional Information (unaudited) – continued

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Number of
	Term of		Portfolios in
	Office(1) and		Fund Complex	Other Trusteeships/
Name, Address, Age, and	Length of	Principal Occupation(s)	Overseen	Directorships
Position(s) with Trust	Time Served	During Past Five Years	by Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Salvatore Faia	Since	President and Chief Executive	One	None
DOB: December 1962	December	Officer, Vigilant Compliance,
c/o EIP Investment Trust	2005	LLC (mutual fund and
10 Wright Street		investment adviser compliance
Westport, CT 06880		company) (since August 2004).
Trustee

Arnold Reichman	Since	Co-Founder and Chief Executive	One	Chairman of the
DOB: May 1948	February	Officer of Lifebooker LLC		Board of the
c/o EIP Investment Trust	2015	(an e-commerce company)		RBB Fund, Inc.
10 Wright Street		(2007-2016).		(an open-ended
Westport, CT 06880				management
Trustee				investment
company
operating
27 portfolios)
(Since 1995).

INTERESTED TRUSTEES

James J. Murchie(2)	Since	Principal, President and Chief	One	None
DOB: November 1957	July	Executive Officer, Energy Income
c/o EIP Investment Trust	2006	Partners, LLC (since 2006).
10 Wright Street
Westport, CT 06880
Trustee and President

OFFICERS WHO ARE NOT TRUSTEES

Bruno Dos Santos	Since	Treasurer, Chief Financial &	N/A	N/A
DOB: January 1980	December	Accounting Officer, (since 2018),
c/o EIP Investment Trust	2018	Controller (2017- 2018), Energy
10 Wright Street		Income Partners, LLC;
Westport, CT 06880		Controller, Archstone Partnerships
Treasurer and Chief		(2012-2017).
Financial and
Accounting Officer

EIP Growth and Income Fund

October 31, 2020
Additional Information (unaudited) – continued

Number of
	Term of		Portfolios in
	Office(1) and		Fund Complex	Other Trusteeships/
Name, Address, Age, and	Length of	Principal Occupation(s)	Overseen	Directorships
Position(s) with Trust	Time Served	During Past Five Years	by Trustee	Held by Trustee

OFFICERS WHO ARE NOT TRUSTEES

Nandita Hogan	Since	Chief Compliance Officer (since 2015)	N/A	N/A
DOB: December 1971	December	and Compliance Manager (2014 to 2015),
c/o EIP Investment Trust	2015	Energy Income Partners, LLC.
10 Wright Street
Westport, CT 06880
Chief Compliance Officer,
Chief Legal Officer and
Anti-Money Laundering
Compliance Officer
Secretary
______________________________________________

(1)
Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Except as otherwise provided by law, the Trust’s Declaration of Trust or Bylaws, the President and the Treasurer hold office until his or her resignation has been accepted by the Trustees or until his or her respective successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. All other officers hold office at the pleasure of the Trustees.

(2)	Mr. Murchie is deemed an “interested person” of the Fund due to his positions of Principal of the Manager and President of the Fund and due to his beneficial ownership of interests in the Manager.

The Fund’s Statement of Additional Information includes additional information about the Fund’s trustees and is available, without charge, upon request and on the SEC’s website (http://www.sec.gov).

 (This Page Intentionally Left Blank.)

EIP Growth and Income Fund

INVESTMENT MANAGER

Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

SHAREHOLDER SERVICES

U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53202

LEGAL COUNSEL

Bryan Cave Leighton Paisner LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102-2750

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Faia is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended October 31, 2020, the registrant’s principal accountant billed the registrant $52,500 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended October 31, 2019, the registrant’s principal accountant billed the registrant $57,500 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

(c) Tax Fees

For the fiscal year ended October 31, 2020, the registrant’s principal accountant billed the registrant $33,000 for professional services rendered for tax compliance, tax advice and tax planning, including review of the registrant’s tax returns and taxable income and excise calculations and year to date estimates for book-to-tax differences

For the fiscal year ended October 31, 2019, the registrant’s principal accountant billed the registrant $33,000 for professional services rendered for tax compliance, tax advice and tax planning, including review of the registrant’s tax returns and taxable income and excise calculations and year to date estimates for book-to-tax differences

(d) All Other Fees

None.

(e)(1)	The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Registrant’s Audit Committee (the “Committee”) annually reviews and, if the Committee so determines, pre-approves the scope of the audit of EIP Growth and Income Fund (the “Fund”) and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund’s independent accountants for the Fund as well as for the Fund’s investment adviser (Energy Income Partners, LLC, (“EIP”)) or any entity controlling, controlled by or under common control with EIP that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to the operations and financial reporting of the Fund.

In addition to the Committee’s pre-approval of services, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund also requires the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence.

Individual (i) audit services, (ii) audit-related services, (iii) tax services, and (iv) services that are not audit, audit-related, or tax services that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting (whether in-person or telephonic). Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $75,000 for audit services or $100,000 for all other permitted services. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

(e)(2)
There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31, 2019, was $250,000 and $255,000, respectively.

(h)
The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EIP Investment Trust

By (Signature and Title)    /s/ James Murchie
  James Murchie, Principal Executive Officer/President

Date  12/23/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ James Murchie
  James Murchie, Principal Executive Officer/President

Date  12/23/2020

By (Signature and Title)    /s/ Bruno Dos Santos
  Bruno Dos Santos, Treasurer and Chief Financial and Accounting Officer

Date  12/23/2020